Exhibit 99.1

Ventoux CCM and Presto Automation Announce Approximate $100 Million Raise, Revised Valuation

New Subscription from Cleveland Avenue Underpins Revised Merger Deal Terms

New York (July 26, 2022) - Ventoux CCM Acquisition Corp. (“Ventoux”) (NASDAQ: VTAQ) and E La Carte, Inc. (d/b/a as Presto, Inc.) (“Presto”) today announced revised merger deal terms resulting in a $60 million equity investment alongside approximately $40 million expected from other sources, including $13 million held in Ventoux’s trust account assuming no redemptions, into their previously announced business combination which will result in Presto becoming a publicly traded company.

Led by Cleveland Avenue, LLC (“Cleveland Avenue”), the $60 million equity injection will accelerate the deployment of Presto’s technology throughout the restaurant industry. The revised merger terms reflect a pre-money valuation for Presto of $525 million.

“We believe the additional capital provides a powerful vote of confidence in the business combination, and will give Presto all the tools needed for an excellent start in its public life. We look forward to continuing to work with the Presto team and our investors in consummating this deal and maximizing value for all stakeholders,” said Ed Scheetz, CEO & Chairman of Ventoux.

“Presto welcomes Cleveland Ave to our investor syndicate - we could not have found more aligned and strategic investors. Not only do they know the industry inside out, they share our vision for transforming physical industries with advanced digital automation,” said Rajat Suri, Founder and CEO of Presto.

“Presto, Cleveland Avenue, and Ventoux are the perfect partners for this next chapter in the public markets given our joint focus on transforming the restaurant industry using the best next-generation technology,” said Krishna K. Gupta, Chairman of Presto and CEO of Remus Capital.

Cleveland Avenue’s Chief Financial and Investment Officer, Keith Kravcik, will join Presto’s Board. He has been with Cleveland Avenue since its inception in September 2015, and has a 30-year career leading financial organizations, including having spent 16 years at McDonald’s Corporation.

About Ventoux CCM Acquisition Corp.

Ventoux is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. VTAQ began trading on the Nasdaq on December 23, 2020 following its initial public offering. Its shares of common stock, units, warrants and rights trade under the ticker symbols VTAQ, VTAQU, VTAQW, and VTAQR respectively. VTAQ is co-sponsored by Ventoux Acquisition Holdings and an affiliate of Chardan Capital International.

About Presto

Presto overlays next-gen digital solutions onto the physical world. Presto’s enterprise-grade voice, vision, and touch technologies help hospitality businesses thrive while delighting guests. With over 250,000 systems shipped, Presto is one of the largest labor automation technology providers in the industry. Founded at M.I.T. in 2008, Presto is headquartered in Silicon Valley, Calif. with customers including many of the top 20 restaurant chains in the U.S.

About Cleveland Avenue, LLC

Founded by Don Thompson, the former President and CEO of McDonald’s Corporation, Cleveland Avenue is a Chicago-based venture capital firm that invests in lifestyle consumer brands and technology companies that positively disrupt large and growing market.  Cleveland Avenue has tremendous experience investing in innovative food and technology brands and restaurant operation platforms with an impressive portfolio that includes Beyond Meat, Footprint and Farmer’s Fridge.

Additional Information and Where to Find It

In connection with the proposed business combination involving Ventoux and Presto, Ventoux has filed a registration statement, which includes a preliminary proxy statement/prospectus, with the SEC. The proxy statement/prospectus will be sent to stockholders of Ventoux. This press release is not a substitute for the proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PRESTO, VENTOUX, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS. The documents filed or that will be filed with the SEC relating to the proposed business combination (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Ventoux upon written request at Ventoux CCM Acquisition Corp., 1 East Putnam Avenue, Floor 4, Greenwich, CT 06830.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the proposed business combination and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Ventoux, Presto, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed business combination under the rules of the SEC. Information about Ventoux’s directors and executive officers and their ownership of Ventoux’s securities is set forth in filings with the SEC, including Ventoux’s annual report on Form 10-K filed with the SEC on February 23, 2022. To the extent that holdings of Ventoux’s securities have changed since the amounts included in Ventoux’s most recent annual report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants will also be included in the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services and expectations regarding the proposed business combination between Presto and Ventoux; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed or that will be disclosed in Ventoux’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or could otherwise cause the transactions contemplated therein to fail to close; (2) the outcome of any legal proceedings that may be instituted against Ventoux, Presto, the Company or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the stockholders of Ventoux or Presto; (4) the inability of Presto to satisfy other conditions to closing; (5) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; (6) the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations of Presto as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (9) the impact of the COVID-19 pandemic on the business of Presto and the Company (including the effects of the ongoing global supply chain shortage); (10) Presto’s limited operating history and history of net losses; (11) Presto’s customer concentration and reliance on a limited number of key technology providers and payment processors facilitating payments to and by Presto’s customers; (12) costs related to proposed business combination; (13) changes in applicable laws or regulations; (14) the possibility that Presto or the Company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (15) Presto’s estimates of expenses and profitability; (16) the evolution of the markets in which Presto competes; (17) the ability of Presto to implement its strategic initiatives and continue to innovate its existing products; (18) the ability of Presto to adhere to legal requirements with respect to the protection of personal data and privacy laws; (19) cybersecurity risks, data loss and other breaches of Presto’s network security and the disclosure of personal information; and (20) the risk of regulatory lawsuits or proceedings relating to Presto’s products or services. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Ventoux and Presto or the date of such information in the case of information from persons other than Ventoux and Presto, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Presto’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

3